SUPPLEMENT DATED MAY 21, 2012
To the variable annuity prospectuses of:
Allianz VisionSM and Allianz ConnectionsSM
Dated April 30, 2012, for Contracts issued on or after May 2, 2011
ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

FOR CONTRACTS ISSUED IN THE STATES OF NEW JERSEY AND TEXAS
WITH INCOME PROTECTOR OR INCOME FOCUS RIDERS

The following paragraphs replace the current paragraphs in Section 2. Ownership, Annuitants, Covered Persons, and Payees on page 15 of the Vision prospectus and pages 15-16 of the Connections prospectus.

COVERED PERSON(S):

NOTE:

•
For Income Protector or Income Focus riders issued in states other than California or New Jersey: A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

•
For non-spouse Joint Owners selecting single Lifetime Plus Payments or single Income Focus Payments: Upon the death of any Owner, we pay any applicable death benefit, and Income Protector or Income Focus and any lifetime payments end if the Contract Value is positive. This means that upon an Owner’s death, Lifetime Plus Payments or Income Focus Payments are no longer available even if the sole Covered Person is still alive.

•
For Income Protector or Income Focus riders issued to civil union partners in New Jersey: We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long lifetime payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract and lifetime payments also continue if the survivor is a Covered Person. This type of continuation is generally not allowed for a surviving civil union partner under the federal tax law with the following exception. If the Contract Value reduces to zero before the one year anniversary of the first civil union partner’s death, lifetime payments can continue if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, lifetime payments stop.

ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT:

NOTE IF YOU SELECT INCOME PROTECTOR OR INCOME FOCUS:

•	An assignment does not change the Covered Person(s).

•	For riders issued in California, Florida, Ohio, Oregon, New Jersey, Texas and Wisconsin: We cannot restrict assignments.

•
For riders issued in states other than California or New Jersey: Following an assignment, if all Covered Persons no longer have the required relationship as stated in “Covered Person(s)” (Owner, Annuitant or sole Beneficiary) your selected benefit and any lifetime payments end. Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments or Income Focus Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

•
For riders issued in California and New Jersey: Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), we pay any applicable death benefit and the Accumulation Phase and any lifetime payments end. Following an assignment, if a Covered Person who was previously an Owner or Annuitant no longer has that position, the benefit and any lifetime payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual) or last surviving Covered Person. However, upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse continues the Contract, the benefit and lifetime payments end based on the earlier of the date of death of the surviving spouse or last surviving Covered Person. For riders issued in New Jersey involving civil union partners, the benefit and lifetime payments may end even earlier because contract continuation is generally not allowed for a surviving civil union partner. This means that Lifetime Plus Payments or Income Focus Payments may end even if the Covered Person is still alive.

PRO-001-0512    (VSN-159 & CNT-062WW - NJ & TX)